BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: March 8, 2022 01:33 PM Pacific Time

Incorporation Number: **BC0021492**

Recognition Date: Incorporated on December 11, 1946

NOTICE OF ARTICLES

Name of Company:

SSR MINING INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800-1055 DUNSMUIR STREET
PO BOX 49088
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800-1055 DUNSMUIR STREET
PO BOX 49088
VANCOUVER BC V7X 1G4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800-1055 DUNSMUIR STREET
PO BOX 49088
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800-1055 DUNSMUIR STREET
PO BOX 49088
VANCOUVER BC V7X 1G4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Fish, Simon Adrian

Mailing Address:
800 - 1055 DUNSMUIR STREET
PO BOX 49088
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Krusi, Alan Peter

Mailing Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER, BC BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Bates, Jr, Thomas Robert

Mailing Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Dowling, Edward Camp

Mailing Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER, BC BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Antal, Rodney Philip

Mailing Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER, BC BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Priestly, Grace Kay Gravolet

Mailing Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER BC V7X 1G4
CANADA

Delivery Address:
800 - 1055 DUNSMUIR STREET
VANCOUVER, BC BC V7X 1G4
CANADA

Last Name, First Name, Middle Name:
Booth, Brian Robert

Mailing Address:	**Delivery Address:**
800 -1055 DUNSMUIR STREET PO BOX 49088 VANCOUVER BC V7X 1G4 CANADA	800 -1055 DUNSMUIR STREET VANCOUVER BC V7X 1G4 CANADA

Last Name, First Name, Middle Name:
ANGLIN, MIKE ARTHUR E.

Mailing Address:	**Delivery Address:**
800 -1055 DUNSMUIR STREET PO BOX 49088 VANCOUVER BC V7X 1G4 CANADA	800 -1055 DUNSMUIR STREET VANCOUVER BC V7X 1G4 CANADA

Last Name, First Name, Middle Name:
Fisher, Leigh Ann

Mailing Address:	**Delivery Address:**
7001 E BELLEVIEW AVE SUITE 800 DENVER CO 80237 UNITED STATES	7001 E BELLEVIEW AVE SUITE 800 DENVER CO 80237 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached